UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2015

WISDOM HOMES OF AMERICA, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-51225	43-2041643
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 North Northeast Loop 323 Tyler, TX 75708
(Address of principal executive offices) (zip code)

(800) 727-1024
(Registrant’s telephone number, including area code)

_______________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 24, 2015, Munjit Johal resigned as one of the members of our Board of Directors, and as our Chief Financial Officer. Mr. Johal’s resignation did not involve any disagreement with the Company or other management relating to the Company’s operations, policies, practices or otherwise. James Pakulis will take over as interim-Chief Financial Officer until a replacement can be identified.

Section 8 – Other Events.

Item 8.01 Other Events.

The Company has consolidated the Jacksboro and Rhome retail centers into the Mount Pleasant retail center. Leases associated with the Jacksboro and Rhome centers have been terminated without penalty to the Company.

Section 9 – Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

None.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wisdom Homes of America, Inc.

Dated: September 28, 2015	/s/ James Pakulis
	By:	James Pakulis
	Its:	President and Chief Executive Officer